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                                                                   Exhibit 99.2

                        AMENDMENT NO. 5 TO LOAN AGREEMENT
                        ---------------------------------

           This Amendment No. 5 to Loan Agreement dated as of August 14, 2002 (this "Amendment") is executed with reference to the Loan Agreement dated as of March 3, 1999 (as amended, modified or supplemented prior to the date hereof, the "Loan Agreement"), among The Mohegan Tribe of Indians of Connecticut, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), The Mohegan Tribal Gaming Authority, a governmental instrumentality of the Tribe (the "Borrower"), the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. The parties hereby agree as follows:

           1. Definitions. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

           2. Representations. Borrower represents and warrants to the Lenders that no Default or Event of Default has occurred and remains continuing.

           3. Amendment to Section 1.1. The definition of "Approved Swap Agreements" contained in Section 1.1 of the Loan Agreement is hereby amended in full to read as follows:

          "Approved Swap Agreements" means one or more Swap Agreements between Borrower and one or more Lenders in respect of the Indebtedness hereunder or any other Indebtedness on terms mutually acceptable to Borrower and that Lender or Lenders. Each Approved Swap Agreement shall be a Loan Document and shall be secured by the Liens created by the Collateral Documents to the extent set forth in Section 2.9.

           4. Amendment to Section 7.3(g) - Investment and Acquisition.
Section 7.3(g) of the Loan Agreement is hereby amended in full to read as follows:

          "(g) Investments in Approved Swap Agreements and other Swap Agreements in respect of (i) the Indebtedness hereunder or (ii) other Indebtedness having an aggregate notional amount not to exceed $300,000,000, in each case which are entered into either with Lenders (which shall be deemed secured hereunder) or with Approved Swap Counterparties (which shall not be entitled to the security provided for hereunder)."

           5. Waiver. The Tribe and the Borrower have heretofore submitted a letter dated August 13, 2002 to the Administrative Agent and the Lenders detailing the anticipated restatement of the Borrower's financial statements for the Fiscal Year ended September 30, 2001, and constituent periods, as well as the first two Fiscal Quarters of Borrower's Fiscal Year 2002. It is acknowledged that due to the restatements described in that letter, the Borrower's financial statements for the relevant periods are to be re-audited or reviewed, as applicable, and amended periodic reports will be filed with the Securities and Exchange Commission as required. In reliance upon the accuracy of the letter, the Lenders hereby waive, for a period of 90 days from the date of this Amendment, the delivery of audited or reviewed statements for such periods and any requirement of the filing of such periodic reports, any defaults which may have arisen by reason of any inaccuracies of the types described




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in the letter in the original financial statements, and any resulting technical non-compliance with a Requirement of Law.

           6. Conditions Precedent. As conditions precedent to the effectiveness hereof, the Administrative Agent shall have received:

          (a) Counterparts of this Amendment executed by the Tribe and Borrower; and

          (b) Written consents hereto executed by each of the Requisite Lenders.

           7. Confirmation. In all other respects, the Loan Agreement and the other Loan Documents are hereby confirmed.

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           8.1 Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                                  THE MOHEGAN TRIBAL GAMING AUTHORITY


                                  By:      /s/ Mark Brown
                                      ------------------------------------------
                                  Title:   Chairman, Management Board
                                         ---------------------------------------


                                  THE MOHEGAN TRIBE OF INDIANS OF
                                  CONNECTICUT


                                  By:      /s/ Mark Brown
                                      ------------------------------------------
                                           Tribal Council Chairman



                                  BANK OF AMERICA, N.A., as Administrative Agent


                                  By:      /s/ Janice Hammond
                                      ------------------------------------------
                                           Janice Hammond, Vice President


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